SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of
               The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)  October 18, 1994



                   THE BEAR STEARNS COMPANIES INC.


        Exact name of registrant as specified in its charter



    DELAWARE                  File No. 1-8989                13-3286161
(State or other               (Commission File               (IRS Employer
jurisdiction of                    Number)                   Identification
incorporation)                                                Number)


        245 Park Avenue, New York, New York                     10167
     (Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code:   (212) 272-2000





                           Not Applicable
     (former name or former address, if changed since last report)

















Item 5.   Other Events.

          Filed herewith is a copy of The Bear Stearns Companies Inc. (the "Company") Press Release, dated October 18, 1994, announcing its earnings for the quarter ended September 30, 1994, which includes the Unaudited Consolidated Statements of Income for the Company for the three months ended September 30, 1994, and September 24, 1993. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)  Financial Statements of business acquired:

                    Not applicable.

               (b)  Pro Forma financial information:

                    Not applicable.

               (c)  Exhibit:

                    (99)       Press Release, dated October 18, 1994.


















































                                Signatures



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE BEAR STEARNS COMPANIES INC.


                                   By:   /s/ Michael J. Abatemarco
                                        Michael J. Abatemarco
                                        Controller





Dated:    October 18, 1994
























                      THE BEAR STEARNS COMPANIES INC.

                                 FORM 8-K

                              CURRENT REPORT

                               Exhibit Index


Exhibit No.               Description                                 Page

(99)                     Press Release, dated October 18, 1994